                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 23

VIG SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VIG)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........       .21%
Six-month total return based on NAV(2)....................       .84%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................      6.20%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................      9.69%

 SHARE VALUATIONS

Net asset value...........................................  $  10.41
Closing common stock price................................  $10.7500
Six-month high common stock price (12/11/98)..............  $11.3750
Six-month low common stock price (04/30/99)...............  $10.7500
Preferred share rate(5)...................................      3.31%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Investment Grade Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, trading in the Trust was very limited because most of our holdings pay interest rates that are much higher than current market rates. However, we did find value in some new issues, including AAA rated bonds that offered attractive yields and strong price appreciation potential. Most of our purchases were bonds with 15 to 20 year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile.
    Another strategy we used in seeking to enhance performance was to purchase bonds issued in states that have strong demand for municipal securities as a result of heavy state and local taxation. In particular, we found value in bonds issued in New York and California. The large supply of bonds in these states provided a number of opportunities to find attractive bonds with appreciation potential. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of 0.21 percent(1) based on market price. This reflects a decrease in market price from $11.0625 per share on October 31, 1998, to $10.750 on April 30, 1999.
In addition, the Trust provided a distribution rate of 6.20 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of
9.69 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket.
    The Trust's monthly dividend was reduced from $.0570 to $.0555 per share in March as a result of the low interest rate environment. As higher-yielding bonds matured or were called away from the portfolio, they were replaced with bonds paying today's lower rates. For the same reason, the dividend will be reduced to $.0540 in June. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Health Care.................  17.5%
Single-Family Housing.......  14.1%
Industrial Revenue..........  14.0%
Public Education............   9.3%
Other Care..................   8.5%

   AS OF OCTOBER 31, 1998
Health Care.................  18.9%
Industrial Revenue..........  15.5%
Single-Family Housing.......  14.9%
Retail
  Electric/Gas/Telephone....  10.2%
Public Education............   7.5%

 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM
 INVESTMENTS

AS OF APRIL 30, 1999
AAA/Aaa..............45.7%
AA/Aa................ 9.8%
A/A..................14.0%
BBB/Baa..............17.3%
BB/Ba................ 2.2%
Non-Rated............11.0%

                                  [PIE CHART]

AS OF OCTOBER 31, 1998
AAA/Aaa..............42.4%
AA/Aa................10.9%
A/A..................15.5%
BBB/Baa..............16.2%
BB/Ba................ 3.5%
Non-Rated............11.5%

                                  [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                                                                DIVIDEND
                                                                --------
Nov 1998                                                         0.0570
Dec 1998                                                         0.0570
Jan 1999                                                         0.0570
Feb 1999                                                         0.0570
Mar 1999                                                         0.0555
Apr 1999                                                         0.0555

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                 Coupon     Maturity    Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.1%
          ALABAMA  6.0%
$ 1,140   Alabama Wtr Pollutn Ctrl Auth Ser B
          (AMBAC Insd) (b)......................   4.750%     08/15/18    $ 1,093,317
  1,500   Birmingham, AL Arpt Auth Rev Rfdg
          (AMBAC Insd) (a)......................   5.375      07/01/20      1,496,655
  1,185   Jefferson Cnty, AL Sewer Rev Cap Impt
          Wts Ser A (FGIC Insd) (b).............   5.125      02/01/39      1,157,389
    800   Mobile, AL Indl Dev Brd Pollutn Ctl
          Rev Intl Paper Co Proj Rfdg...........   4.750      04/01/10        787,456
                                                                          -----------
                                                                            4,534,817
                                                                          -----------
          ALASKA  4.4%
  3,250   Valdez, AK Marine Term Rev BP Pipeline
          Inc Proj Ser B Rfdg...................   5.500      10/01/28      3,301,610
                                                                          -----------
          ARIZONA  3.1%
  2,675   Maricopa Cnty, AZ Uni Sch Dist No 69
          Paradise Vly (FSA Insd) (b)...........   4.000      07/01/16      2,373,260
                                                                          -----------
          ARKANSAS  1.6%
  1,000   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser
          A (e).................................   7.500      01/31/06        960,000
    919   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser
          B (e).................................   7.500      01/31/06        275,613
                                                                          -----------
                                                                            1,235,613
                                                                          -----------
          CALIFORNIA  6.1%
  4,490   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd)..............       *      09/01/17      1,805,698
    650   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Sr Lien Ser A.......       *      01/01/28        138,859
    225   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Sr Lien Ser A (d)...  0/7.50      01/01/13        189,207
    500   Fresno, CA Uni Sch Dist Ser A Rfdg
          (MBIA Insd)...........................   6.100      08/01/12        578,895
  2,205   San Joaquin Hills, CA Transn Corridor
          Agy Toll Rd Cap Apprec Rev Ser A Rfdg
          (MBIA Insd)...........................       *      01/15/27        520,182

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,500   San Joaquin Hills, CA Trans Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)...........................       *      01/15/28    $   335,340
  1,000   San Marcos, CA Pub Facs Auth Rev
          Rfdg..................................   5.800%     09/01/27      1,012,760
                                                                          -----------
                                                                            4,580,941
                                                                          -----------
          COLORADO  10.1%
 10,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser C (Prerefunded
          @ 08/31/05)...........................       *      08/31/26      1,605,400
  2,560   Denver, CO City & Cnty Arpt Rev (b)...   8.500      11/15/23      2,757,991
    145   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/03        188,468
    160   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/04        216,486
    180   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/05        252,659
    205   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/06        297,371
    235   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/07        350,982
    265   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/08        406,690
    300   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/09        472,842
    340   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/10        546,414
    220   Jefferson Cnty, CO Residential Mtg
          Rev...................................  11.500      09/01/11        359,810
    100   Jefferson Cnty, CO Residential Mtg
          Rev...................................   9.000      09/01/12        141,806
                                                                          -----------
                                                                            7,596,919
                                                                          -----------
          FLORIDA  5.5%
    340   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev (a)..........................   5.750      11/15/13        352,176
    500   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev (a)..........................   5.750      11/15/14        515,550
    325   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev (a)..........................   5.750      11/15/15        333,349
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Orlando Genl Hosp Ser A (Prerefunded @
          06/01/99) (b).........................   8.750      06/01/16      1,024,400
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Orlando Genl Hosp Ser B (Prerefunded @
          06/01/99) (b).........................   8.750      06/01/16      1,024,400
  2,300   Sun N Lake of Sebring, FL Impt Dist
          Spl Assmt Ser A (c) (e)...............  10.000      12/15/11        920,000
                                                                          -----------
                                                                            4,169,875
                                                                          -----------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS  20.6%
$ 1,000   Alton, IL Hlth Fac Rev & Impt
          Christian Hlth Ser C Rfdg (Prerefunded
          @ 02/15/01) (FGIC Insd) (b)...........   7.200%     02/15/21    $ 1,080,320
  4,020   Aurora, IL Single Family Mtg Rev Cap
          Apprec (AMBAC Insd)...................       *      12/01/22        637,572
    400   Bedford Park, IL Tax Increment 71st &
          Cicero Proj Rfdg......................   7.000      01/01/06        428,724
  7,500   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd)..............       *      12/01/28      1,551,600
    250   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd)...................   5.750      12/01/27        266,633
  2,535   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B (b)........   8.950      05/01/18      2,775,521
  1,115   Chicago, IL Single Family Mtg (GNMA
          Collateralized) (b)...................   7.625      09/01/27      1,273,285
    575   Cook Cnty, IL Sch Dist No 107 La
          Grange................................   7.200      12/01/09        704,249
    625   Cook Cnty, IL Sch Dist No 107 La
          Grange................................   7.000      12/01/10        759,844
    510   Cook Cnty, IL Sch Dist No 107 La
          Grange (b)............................   7.150      12/01/08        618,793
    500   Hodgkins, IL Tax Increment Ser A
          Rfdg..................................   7.625      12/01/13        552,365
    845   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D........................   9.500      11/15/15        940,595
    745   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (Prerefunded @
          11/15/00).............................   9.500      11/15/15        825,780
    500   Illinois Hlth Fac Auth Rev Lutheran
          Social Svcs Proj Ser A (Prerefunded @
          08/01/00) (LOC: Bank of Japan)........   7.650      08/01/20        534,815
  1,910   Illinois Hsg Dev Auth Residential Mtg
          Rev Ser B.............................   7.250      08/01/17      2,007,677
    250   Lake Cnty, IL Cmnty Unit..............   7.600      02/01/14        314,790
    500   Robbins, IL Res Recovery Rev..........   8.375      10/15/16        268,750
                                                                          -----------
                                                                           15,541,313
                                                                          -----------
          LOUISIANA  2.2%
  1,500   Ouachita Parish, LA Hosp Svcs Dist No
          1 Rev Glenwood Regl Med Cent
          (Prerefunded @ 07/01/01) (b)..........   7.500      07/01/21      1,644,210
                                                                          -----------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
          MARYLAND  2.6%
$ 1,845   Maryland St Cmnty Dev Admin Dept Hsg &
          Cmnty Dev Single Family Ser 4 (FHA
          Gtd) (b)..............................   7.450%     04/01/32    $ 1,929,741
                                                                          -----------
          MASSACHUSETTS  1.0%
    360   Massachusetts St Hlth & Edl Fac Auth
          Rev Cent New England Hlth Sys Ser A...   6.125      08/01/13        367,917
    395   Massachusetts St Hsg Fin Agy
          Multi-Family Residential Dev Ser A
          (FNMA Collateralized).................   8.150      02/01/29        412,917
                                                                          -----------
                                                                              780,834
                                                                          -----------
          MICHIGAN  1.2%
    800   Michigan St Hosp Fin Auth Rev Battle
          Creek Hosp Ser H (Prerefunded @
          11/15/00).............................   9.500      11/15/15        884,944
                                                                          -----------
          MISSISSIPPI  2.0%
  1,500   Medical Cent Ed Bldg Corp MS Rev Ref
          Univ MS Med Cent Ser B (AMBAC
          Insd) (b).............................   5.000      12/01/16      1,490,400
                                                                          -----------
          MONTANA  4.2%
  2,900   Forsyth, MT Pollutn Ctl Rev Puget
          Sound Pwr & Lt Ser B Rfdg (AMBAC
          Insd).................................   7.250      08/01/21      3,138,641
                                                                          -----------
          NEVADA  2.2%
  1,500   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A (FGIC Insd) (b)............   6.700      06/01/22      1,630,845
                                                                          -----------
          NEW HAMPSHIRE  4.1%
  2,500   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Hosp Catholic Med Cent
          Rfdg..................................   8.250      07/01/13      2,561,300
    500   New Hampshire St Indl Dev Auth Rev
          Pollutn Ctl Pub Svcs Co of NH Proj Ser
          C.....................................   7.650      05/01/21        527,580
                                                                          -----------
                                                                            3,088,880
                                                                          -----------
          NEW JERSEY  0.9%
    600   New Jersey Hlthcare Fac Fin Auth Rev
          Palisades Med Cent....................   7.500      07/01/06        646,506
                                                                          -----------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK  3.6%
$ 1,240   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev (AMBAC Insd)..............   6.750%     06/15/06    $ 1,327,482
  1,305   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd).................................   5.750      12/01/22      1,397,381
                                                                          -----------
                                                                            2,724,863
                                                                          -----------
          OHIO  1.9%
    800   Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Wtr St Assoc Ltd Proj (GNMA
          Collateralized).......................   6.250      12/20/36        874,888
    500   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj................   8.250      10/01/14        522,090
                                                                          -----------
                                                                            1,396,978
                                                                          -----------
          PENNSYLVANIA  1.5%
  1,000   Beaver Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev Collateral Toledo Edison Co
          Proj Rfdg (b).........................   7.625      05/01/20      1,133,380
                                                                          -----------
          TENNESSEE  2.9%
  2,105   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd
          Rev Open Arms Dev Cent Ser E
          (Prerefunded @ 08/01/99) (b)..........   9.750      08/01/19      2,200,525
                                                                          -----------
          TEXAS  9.0%
  1,000   Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc (b)................   7.000      12/01/11      1,174,320
    453   Pecos Cnty, TX Ctfs Partn.............   6.000      01/12/08        472,435
  2,480   Texas St Pub Ppty Fin Corp Rev Mental
          Hlth & Retardation Rfdg (FSA Insd)....   5.500      09/01/13      2,611,737
  1,500   Victoria, TX Util Sys Rev (MBIA Insd)
          (b)...................................   5.000      12/01/21      1,469,115
  1,000   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics (b)..........................   8.200      03/15/21      1,080,740
                                                                          -----------
                                                                            6,808,347
                                                                          -----------
          WEST VIRGINIA  4.1%
  3,000   Braxton Cnty, WV Solid Waste Variable
          Weyerhaeuser Co Proj..................   5.800      06/01/27      3,126,720
                                                                          -----------
          WISCONSIN  1.3%
    905   Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg..........   9.500      11/15/12      1,007,238
                                                                          -----------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                   Market Value
------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  102.1%
  (Cost $74,515,037)......................................................    $ 76,967,400
SHORT-TERM INVESTMENTS  0.0%
  (Cost $71,428)..........................................................          14,286
                                                                              ------------
TOTAL INVESTMENTS  102.1%
  (Cost $74,586,465)......................................................      76,981,686
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%).............................      (1,607,065)
                                                                              ------------
NET ASSETS  100.0%........................................................    $ 75,374,621
                                                                              ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Non-Income producing security.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority Guaranteed
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $74,586,465)........................    $76,981,686
Receivables:
  Interest..................................................      1,488,561
  Investments Sold..........................................         90,381
Other.......................................................         19,317
                                                                -----------
      Total Assets..........................................     78,579,945
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,690,147
  Custodian Bank............................................        210,807
  Income Distributions--Common and Preferred Shares.........         54,807
  Investment Advisory Fee...................................         37,249
  Affiliates................................................         13,365
Accrued Expenses............................................         99,715
Trustees' Deferred Compensation and Retirement Plans........         99,234
                                                                -----------
      Total Liabilities.....................................      3,205,324
                                                                -----------
NET ASSETS..................................................    $75,374,621
                                                                ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000
  per share)................................................    $25,000,000
                                                                -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................         48,390
Paid in Surplus.............................................     52,700,019
Net Unrealized Appreciation.................................      2,395,221
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (994,649)
Accumulated Net Realized Loss...............................     (3,774,360)
                                                                -----------
      Net Assets Applicable to Common Shares................     50,374,621
                                                                -----------
NET ASSETS..................................................    $75,374,621
                                                                ===========
NET ASSET VALUE PER COMMON SHARE ($50,374,621 divided by
  4,839,000 shares outstanding).............................    $     10.41
                                                                ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 2,405,131
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        225,958
Preferred Share Maintenance.................................         48,159
Accounting..................................................         22,235
Shareholder Services........................................         19,790
Trustees' Fees and Related Expenses.........................         12,478
Custody.....................................................          4,377
Legal.......................................................          3,776
Other.......................................................         53,639
                                                                -----------
    Total Expenses..........................................        390,412
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,014,719
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain (Including reorganization and
  restructuring costs of $2,181)............................    $    54,722
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      3,625,977
  End of the Period.........................................      2,395,221
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,230,756)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(1,176,034)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   838,685
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended April 30,1999 and the
                    Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................. $   2,014,719      $   4,194,572
Net Realized Gain.................................        54,722            820,402
Net Unrealized Depreciation
  During the Period...............................    (1,230,756)          (793,140)
                                                   -------------      -------------
Change in Net Assets from Operations..............       838,685          4,221,834
                                                   -------------      -------------
Distributions from and in Excess of Net Investment
  Income:
  Common Shares...................................    (1,640,146)        (3,309,358)
  Preferred Shares................................      (415,137)          (896,885)
                                                   -------------      -------------
Total Distributions...............................    (2,055,283)        (4,206,243)
                                                   -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (1,216,598)            15,591
NET ASSETS:
Beginning of the Period...........................    76,591,219         76,575,628
                                                   -------------      -------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $994,649 and $954,085, respectively)......... $  75,374,621      $  76,591,219
                                                   -------------      -------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                Six Months Ended    -------------------------------
                                 April 30, 1999       1998        1997       1996
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)...............     $10.662         $ 10.658    $ 10.474    $10.754
                                    -------         --------    --------    -------
Net Investment Income..........        .416             .867        .959       .882
Net Realized and Unrealized
  Gain/Loss....................       (.243)            .006        .120      (.195)
                                    -------         --------    --------    -------
Total from Investment
  Operations...................        .173             .873       1.079       .687
                                    -------         --------    --------    -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income:
    Paid to Common
      Shareholders.............        .339             .684        .710       .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders...        .086             .185        .185       .187
                                    -------         --------    --------    -------
Total Distributions............        .425             .869        .895       .967
                                    -------         --------    --------    -------
Net Asset Value, End of the
  Period.......................     $10.410          $10.662     $10.658    $10.474
                                    =======         ========    ========    =======
Market Price Per Share at End
  of the Period................     $10.750         $11.0625    $10.9375    $11.000
Total Investment Return at
  Market Price (b).............         .21%*           7.63%       6.13%     11.02%
Total Return at Net Asset Value
  (c)..........................         .84%*           6.61%       8.91%      4.83%
Net Assets at End of the Period
  (In millions)................       $75.4            $76.6       $76.6      $75.7
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**..............        1.55%            1.47%       1.47%      1.51%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)..........................        6.33%            6.40%       7.38%      6.55%
Portfolio Turnover.............          12%*             33%         25%        39%
* Non-Annualized
**Ratio of Expenses to Average
  Net Assets Including
  Preferred Shares.............        1.04%             .99%        .99%      1.01%

(a) Net Asset Value at November 30, 1989, is adjusted for common and preferred share offering costs of $.259 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                       November 30, 1989
                                                         (Commencement
Year Ended October 31                                    of Investment
-----------------------------------------------------   Operations) to
       1995      1994      1993      1992      1991    October 31, 1990
----------------------------------------------------------------------------
      $10.500   $12.094   $11.151   $11.502   $10.832      $10.901
      -------   -------   -------   -------   -------      -------
         .877      .958     1.090     1.090     1.153        1.001
         .406    (1.480)     .917     (.348)     .647        (.115)
      -------   -------   -------   -------   -------      -------
        1.283     (.522)    2.007      .742     1.800         .886
      -------   -------   -------   -------   -------      -------
         .825      .930      .930      .925      .886         .725
         .204      .142      .134      .168      .244         .230
      -------   -------   -------   -------   -------      -------
        1.029     1.072     1.064     1.093     1.130         .955
      -------   -------   -------   -------   -------      -------
      $10.754   $10.500   $12.094   $11.151   $11.502      $10.832
      =======   =======   =======   =======   =======      =======
      $10.625   $11.125   $13.875   $11.750   $12.250      $10.500
         2.88%   (13.59%)   26.46%     3.10%    25.65%         .21%*
        10.59%    (5.77%)   17.40%     5.04%    14.87%        3.70%*
      $  77.0   $  75.8   $  83.5   $  79.0   $  80.7      $  77.4
         1.52%     1.47%     1.35%     1.52%     1.53%        1.41%
         6.31%     7.20%     8.14%     8.01%     8.12%        7.75%
           50%       30%        7%       21%       52%         134%*
         1.02%     1.01%      .94%     1.05%     1.05%         N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward of $3,739,598 which will expire between October 31, 2002 and October 31, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At April 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $74,677,080; the aggregate gross unrealized appreciation is $5,290,542 and the aggregate gross unrealized depreciation is $2,985,936 resulting in net unrealized appreciation on long- and short-term investments of $2,304,606.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $25,400 representing Van Kampen's cost of providing accounting, legal and certain shareholder services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,397,878 and $9,024,149, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 1999 was 3.310%. During the six months ended April 30, 1999, the rates ranged from 3.150% to 3.790%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President,
Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment
Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.